UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note:

This Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Sparton Corporation, an Ohio corporation, on February 15, 2011 solely to correct a typographical error contained in slide no. 9 of Exhibit 99.2. A revised slide no. 9 is attached to this Form 8-K/A as Exhibit 99.3. As amended, “zero” under Net Income (Loss) for Strongsville has been replaced with “722.” Conforming changes were made to Net Income (Loss) for Total Medical, and to Net Profit Margin for Strongsville and Total Medical.

The remainder of the Form 8-K and the Exhibits thereto are unchanged.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.3    Amended Slide No. 9 to Slide Presentation for conference call dated February 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: February 17, 2011	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.3	Amended Slide No. 9 to Slide Presentation for conference call dated February 15, 2011